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                          PRUCO LIFE INSURANCE COMPANY
                        STRATEGIC PARTNERS ANNUITY ONE 3
                          STRATEGIC PARTNERS FLEXELITE

                         Supplement, dated May 2, 2005
                                       To
                        Prospectuses, dated May 2, 2005

The following paragraph is added as the seventh paragraph under "Variable Investment Options" in Section 2 of the prospectuses:

     In addition, the investment adviser, sub-adviser or distributor of the underlying portfolios may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the contract. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker/dealer firms' registered representatives and creating marketing material discussing the contract and the available options.

This supplement should be read and retained with the current prospectus for your annuity contract. This supplement is intended to update information in the May 2, 2005 prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity referenced here that you do not own. If you would like another copy of the current prospectus or statement of additional information, please contact us at (888) PRU-2888.